UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                  May 25, 2006
                                ----------------

                           Titanium Metals Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Delaware                        0-28538                   13-5630895
-------------------             ------------------          -----------------
  (State or other                 (Commission                  (IRS Employer
  jurisdiction of                 File Number)                 Identification
   incorporation)                                                   No.)

  5430 LBJ Freeway, Suite 1700, Dallas, Texas              75240-2697
----------------------------------------------            ------------
    (Address of principal executive offices)               (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------


              (Former name or former address, if changed since last
                                    report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement   communications   pursuant  to  Rule  14d-2(b)  under
        the  Exchange  Act  (17  CFR 240.14d-2(b))

[   ]   Pre-commencement   communications   pursuant  to  Rule  13e-4(c)  under
        the  Exchange  Act  (17  CFR 240.13e-4(c))


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Item 5.02      Departure of Directors or Principal  Officers;  Election of
               Directors;  Appointment  of Principal  Officers.

         The information included in the press release issued by the registrant on May 25, 2006 and attached hereto as Exhibit 99.1 is incorporated herein by reference. In addition, the registrant provides the following information regarding certain of its principal officers.

         Steven L. Watson, age 55, has been the registrant's chief operating officer since May 25, 2006, chief executive officer since January 2006 and vice chairman of the board since November 2005 and a director of the registrant since 2000. Mr. Watson has been president and a director of Valhi, Inc., a publicly held parent corporation of the registrant ("Valhi"), and Contran Corporation, a privately held parent corporation of the registrant and Valhi ("Contran"), since 1998 and chief executive officer of Valhi since 2002. He has served as an executive officer and/or director of Valhi, Contran and various companies related to Valhi and Contran since 1980. Mr. Watson also serves on the board of directors of the following publicly held subsidiaries of Contran: NL Industries, Inc., CompX International Inc., Kronos Worldwide, Inc. and Keystone Consolidated Industries, Inc.

         Bobby D. O'Brien, age 49, has been the registrant's executive vice president and chief financial officer since May 25, 2006, served as a vice president of the registrant from 2004 to May 25, 2006 and has served as chief financial officer of Valhi since 2002, and vice president of Valhi and Contran since prior to 2001. From prior to 2001 until February 2005 and October 2004, he served as treasurer of Valhi and Contran, respectively. Mr. O'Brien has served in financial and accounting positions with various companies related to Valhi and Contran since 1988.

         Mr. Scott E. Sullivan, age 37, has been the registrant's vice president and controller since May 25, 2006 and served as the registrant's assistant corporate controller from 2004 to May 25, 2006. From 2001 to 2004, he served as the registrant's director of financial reporting. Prior to joining the registrant in 2001, he was a senior manager at PricewaterhouseCoopers LLP.

         Messrs. Watson and O'Brien are employees of Contran and provide their services to the registrant under an intercorporate services agreement among Contran, the registrant and a wholly owned subsidiary of Valhi. For a description of the intercorporate services agreement, see "Certain Relationships and Transactions" in the registrant's 2006 proxy statement ("Proxy Statement") filed with the U.S. Securities and Exchange Commission on April 7, 2006 (SEC File No. 0-28538), which description is incorporated herein by reference. In addition, for a discussion of potential conflicts of interest of officers who serve more than one corporation, see "Certain Relationships and Transactions" in the Proxy Statement, which discussion is incorporated herein by reference.

Item 7.01           Regulation FD Disclosure.

         The registrant hereby furnishes the information set forth in its press release issued on May 25, 2006, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

         The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01           Financial Statements and Exhibits.

         (c) Exhibits.

             Item No.           Exhibit Index
             ----------         ----------------------------------------
             99.1               Press Release dated May 25, 2006 issued by the
                                registrant.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TITANIUM METALS CORPORATION
                                              (Registrant)




                                               By:   /s/ A. Andrew R. Louis
                                                     ---------------------------
                                                     A. Andrew R. Louis
                                                     Secretary




Date:  May 30, 2006

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------

99.1              Press Release dated May 25, 2006 issued by the registrant.